EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 27, 2014	/s/ Richard L. Postma
(signature)

Richard L. Postma
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 21, 2014	/s/ Ronald L. Haan
(signature)

Ronald L. Haan
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 28, 2014	/s/ Mark J. Bugge
(signature)

Mark J. Bugge
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 1, 2014	/s/ Arend D. Lubbers
(signature)

Arend D. Lubbers
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 23, 2014	/s/ Thomas J. Wesholski
(signature)

Thomas J. Wesholski
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 3, 2014	/s/ Douglas B. Padnos
(signature)

Douglas B. Padnos
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 1, 2014	/s/ Wayne J. Elhart
(signature)

Wayne J. Elhart
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 22, 2014	/s/ Charles A. Geenen
(signature)

Charles A. Geenen
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 5, 2014	/s/ Birgit M. Klohs
(signature)

Birgit M. Klohs
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: January 31, 2013	/s/ Robert L. Herr
(signature)

Robert L. Herr
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Macatawa Bank Corporation, does hereby appoint Richard L. Postma, Ronald L. Haan, and Jon W. Swets, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Macatawa Bank Corporation on Form 10-K for its fiscal year ended December 31, 2013, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 7, 2014	/s/ Thomas P. Rosenbach
(signature)

Thomas P. Rosenbach
(type or print name)